COMMON STOCK	COMMON STOCK
PAR VALUE $.001	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK OR CHICAGO, ILLINOIS

Certificate Number		Shares

ZQ 000195	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	* * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* *

THIS CERTIFIES THAT		CUSIP 293306 10 6

	MR. SAMPLE & MRS. SAMPLE &	SEE REVERSE FOR CERTAIN DEFINITIONS
MR. SAMPLE & MRS. SAMPLE

is the owner of	* * * SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY* * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

ENGLOBAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED<<Month Day, Year>>
COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES, LLC. (CHICAGO) TRANSFER AGENT AND REGISTRAR By

AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE

THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF STOCK. A FULL STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF NEVADA AND THE COMPANY WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common	UNIF GIFT MIN ACT-	. . . . . . . . . .Custodian . . . . . . . . . . . . . . . . . . .
(Cust) (Minor)
TEN ENT	—as tenants by the entireties		under Uniform Gifts to Minors Act . . . . . . . . .
(State)
JT TEN	—as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	. . . . . . . . . .Custodian (until age. . . ). . . . . . . .
(Cust) (Minor)
under Uniform Transfers to Minors Act. . . . . .
(State)
Additional abbreviations may also be used though not in the above list.

For value received,                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20	Signature:

Signature(s) Guaranteed:	Signature:

Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
BY:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.